UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2023

AlTi Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 21st Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 396-5904

(Registrant’s telephone number, including area code)

Alvarium Tiedemann Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	ALTIW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year

Effective April 19, 2023, Alvarium Tiedemann Holdings, Inc. (the “Company”) changed its name to AlTi Global, Inc.. The name change was made pursuant to Section 253 of the Delaware General Corporation Law by merging a wholly-owned subsidiary of the Company with and into the Company. The Company is the surviving corporation and, in connection with the merger, we amended Article One of the Company’s Certificate of Incorporation to change our corporate name to AlTi Global, Inc. pursuant to a Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware on April 19, 2023. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1. In addition, the By-laws of the Company were also amended and restated to reflect the name change to AlTi Global, Inc. A copy of the By-laws, as amended and restated, is attached hereto as Exhibit 3.2.

In connection with the name change, the new CUSIP number for the Company’s Class A common stock is 02157E 106 and the new CUSIP number for the Company’s warrants is 02157E 114. The Company’s Class A common stock and warrants will continue to trade under the ticker symbols “ALTI” and “ALTIW,” respectively, on the NASDAQ Capital Market.

Other than the name change, there were no changes to the Company’s certificate of incorporation or by-laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Ownership and Merger filed with the Secretary of State of Delaware on April 19, 2023

3.2	Amended and Restated By-laws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTI GLOBAL, INC.

By:	/s/ Michael Tiedemann
Name: Michael Tiedemann
Title: Chief Executive Officer

Date: April 19, 2023